As filed with the Securities and Exchange Commission on October 26, 2001. Registration No. 2-84751
(The 59 Wall Street Money Market Fund)


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        POST-EFFECTIVE AMENDMENT NO. 33


                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940



                                AMENDMENT NO. 63




                            THE 59 WALL STREET TRUST

               (Exact name of Registrant as specified in charter)


                                 21 Milk Street
                          Boston, Massachusetts 02109
                    (Address of Principal Executive Offices)


           Registrant's Telephone Number, Including Area Code:
                                 (617) 423-0800


                               PHILIP W. COOLIDGE
                   21 Milk Street, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                                    Copy to:

                         JOHN E. BAUMGARDNER, JR., ESQ.
                               Sullivan & Cromwell
                   125 Broad Street, New York, New York 10004


It is proposed that this filing will become effective


[X] immediately upon filing pursuant to pursuant to paragraph (b)
[ ] on , 2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on , 2000  pursuant to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii)of rule 485.


BBH U.S. Money Market Portfolio has also executed this Registration Statement.

------------------------------------------------------------------------------
PROSPECTUS

                      The 59 Wall Street Money Market Fund
                   The 59 Wall Street U.S. Treasury Money Fund
                    The 59 Wall Street Tax Exempt Money Fund
        The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund


                   21 Milk Street, Boston, Massachusetts 02109
----------------------------------------------------------------------------



     The Money Market Fund, the U.S. Treasury Money Fund, the Tax Exempt Money Fund and the Tax Free Short/Intermediate Fixed Income Fund are separate series of The 59 Wall Street Trust. Shares of each Fund are offered by this Prospectus. The Money Market Fund invests all of its assets in the BBH U.S. Money Market Portfolio (the Portfolio).

     Brown Brothers Harriman is the Investment Adviser for the U.S. Treasury Money Fund, the Tax Exempt Money Fund, the Tax Free Short/Intermediate Fixed Income Fund and the Portfolio and the administrator and shareholder servicing agent of each Fund. Shares of each Fund are offered at net asset value without a sales charge.




------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



------------------------------------------------------------------------------



                         The date of this Prospectus is
                               October 26, 2001.

TABLE OF CONTENTS


                                                             Page

                                                             -----

Investment Objective                                          3
Principal Investment Strategies                               3
Principal Risk Factors                                        4
Fund Performance                                              6
Fees and Expenses of the Funds                                7
Investment Adviser                                            8
Shareholder Information                                       8
Financial Highlights                                          12
Additional Investment Information                             15

   Brown Brothers Harriman provides four funds for investor's liquid assets. They range from a U.S. Treasury Fund with maximum safety of principal to a Tax Free Short/Intermediate Fixed Income Fund that has the greatest potential for price volatility.

   The net asset value of shares of each of the Money Market Fund, the U.S. Treasury Money Fund and the Tax Exempt Money Fund is expected to remain constant at $1.00 by investing in securities with a maturity of 13 months or less, and by maintaining a dollar-weighted average maturity of 90 days or less. The share price of the Tax Free Short/Intermediate Fixed Income Fund changes daily based on market conditions.

-----------------------------------------------------------------------------------------------------------------------------
                                                                        Invests in    Investment may
                                                       Invest only in   Obligations   be concentrated
                                                         US Treasury    of Foreign    in an Industry        Risk
  Funds                                 NAV of $1.00     Obligations       Banks        or Project        Potential
-----------------------------------------------------------------------------------------------------------------------------
  U.S. Treasury Fund                           X              X                                            Lowest
  Money Market Fund                            X                             X               X
  Tax Exempt Money Fund                        X                                             X
  Tax Free Short/Intermediate
    Fixed Income Fund                                                                        X             Highest



INVESTMENT OBJECTIVE

------------------------------------------------------------------------------

The investment objective of the U.S. Treasury Money Fund and the Money Market Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Exempt Money Fund is to provide investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Tax Free Short/Intermediate Fixed Income Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value and maintaining liquidity.
------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

                            U.S. Treasury Money Fund
   The Investment Adviser of the U.S. Treasury Money Fund invests only in securities backed as to principal and interest payments by the full faith and credit of the United States of America. These securities are issues of the U.S. Treasury, such as bills, notes and bonds as well as other full faith and credit obligations of the U.S. Government.

                                Money Market Fund

     The Money Market Fund invests all of its assets in the BBH U.S. Money Market Portfolio, an investment company that has the same investment objective as the Fund. The Investment Adviser invests all of the assets of the Portfolio in short-term securities denominated in U.S. dollars which, at the time of purchase, are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service,Inc., Standard & Poor's Corporation and Fitch) (NRSRO) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Assets of the Portfolio may also be invested in issues that do not carry a short-term rating but fall within the maturity parameters of the Portfolio and carry a long-term debt rating within the two highest debt rating categories by at least two NRSROs. The instruments in which the Investment Adviser may invest include U.S. Government securities and obligations of U.S. and non-U.S. banks (such as certificates of deposit and fixed time deposits), commercial paper, repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations. The Portfolio invests at least 80% of its assets in securities issued in the U.S.






                              Tax Exempt Money Fund

   The Investment Adviser invests at least 80% of the Fund's assets in municipal securities the interest on which is exempt from federal income tax and alternative minimum tax. The Investment Adviser invests all of the Fund's assets in securities which, at the time of purchase, are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Board of Trustees. Issues that do not carry a short-term rating but fall within the maturity parameters of the Fund, must carry a long-term debt rating within the two highest debt rating categories by at least two NRSROs. Municipal securities may be fully or partially guaranteed. They may be guaranteed by a pool of underlying U.S. Treasuries (known as "pre-refunded"), local governments or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. Additionally, municipal securities may be guaranteed by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance. The Investment Adviser may invest more than 25% of the Fund's total assets in tax-exempt securities that finance similar projects, such as those relating to education, health care, transportation and utilities.

                           Tax Free Short/Intermediate
                                Fixed Income Fund

   The Investment Adviser invests at least 80% of the Fund's assets in municipal securities the interest on which is exempt from federal income tax and alternative minimum tax. The Investment Adviser invests all of the Fund's assets in securities which, at the time of purchase, are rated within the three highest rating categories by at least two (unless only rated by one) NRSROs or, if unrated, are of comparable quality as determined by or under the direction of the Fund's Board of Trustees. Municipal securities may be fully or partially guaranteed. They may be guaranteed by a pool of underlying U.S. Treasuries (known as "pre-refunded"), local governments or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. The securities in which the Investment Adviser invests may include municipal bonds, notes, commercial paper, variable and floating rate instruments and when-issued and delayed delivery securities. The dollar weighted average maturity of the Fund's portfolio is expected to be between one and three years.

PRINCIPAL RISK FACTORS
------------------------------------------------------------------------------

   The principal risks of investing in each Fund are described below. A shareholder may lose money by investing in the Funds. Market Risk, Interest Rate Risk and Credit Risk discussed below are applicable to each Fund and the Portfolio.

o Market Risk:
   The price of a debt security will fluctuate in response to changes in interest rates.

o Interest Rate Risk:
   The amount of income paid to the shareholder by each Fund will fluctuate depending on day-to-day variations in short-term interest rates. In general, the prices of debt securities fall when interest rates rise. The Tax Free Short/Intermediate Fixed Income Fund invests in longer term obligations which are usually more sensitive to interest rate changes than the shorter-term obligations in which the money market funds invest.

o Credit Risk:
   Credit risk refers to the likelihood that an issuer will default on interest or principal payments. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Entities providing credit support, or a maturity-shortening structure, also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If a security's structure fails to function as intended, the security could become taxable or decline in value. Because the Tax Exempt Money Fund and Tax Free Short/Intermediate Fixed Income Fund may invest their assets in municipal securities of issuers financing similar type projects, each Fund may be adversely affected by a particular economic or political event affecting that type project. Because the BBH U.S. Money Market Portfolio invests a significant portion of its assets in bank obligations, the value of these investments and the net assets of the Portfolio could decline more dramatically as a result of adverse events affecting the bank industry.

                                Money Market Fund
o Foreign Investment Risk:
   Because the BBH U.S. Money Market Portfolio invests in securities issued by non-U.S. banks, the Portfolio is subject to additional risks on these securities such as adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations and the different characteristics of overseas economies and markets. There may be rapid changes in the values of these securities.
   Investments in each Fund are neither insured nor guaranteed by the U.S. Government. Shares of each Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. Although the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in each Fund.

   FUND PERFORMANCE

   The chart and table below give an indication of the risks of investing in the Money Market Fund, U.S. Treasury Money Fund, Tax Exempt Money Fund and Tax Free Short/Intermediate Fixed Income Fund. The chart shows changes in each Fund's performance from year to year. The table shows how the Tax Free Short/Intermediate Fixed Income Fund's average annual returns for the periods indicated compared to those of a broad measure of market performance. For current yield information, please call 800-625-5759 toll free, or contact your account representative. When you consider this information, please remember that a Fund's performance in past years is not an indication of how a Fund will do in the future.


   As of September 30, 2001 the Money Market Fund, U.S. Treasury Money Fund, Tax Exempt Money Fund and Tax Free Short/Intermediate Fixed Income Fund had year-to-date returns of 3.20%, 3.12%, 1.90%, and 5.30%, respectively.

[Appears as a bar chart in the printed material]

      U.S. Treasury Money   Money Market    Tax Free Short/    Tax Exempt Money
                                            Intermediate
1990            -              7.90            -                       -
1991            -              6.00            -                       -
1992            3.34           3.60            -                       -
1993            2.60           2.81            5.91                    -
1994            3.49           3.65            0.30                    -
1995            5.18           5.59            7.17                    -
1996            4.72           5.02            3.57                    -
1997            4.76           5.16            3.98                    -
1998            4.60           5.08            4.60                    -
1999            4.06           4.80            0.83                    -
2000            5.41           6.00            4.36                    3.32%


-------------------------------------------------------------------------------------------------------
Highest and Lowest Returns
(Quarterly 1993-2000)


                               Highest Return                        Lowest Return
                              --------------------------------------------------------------------------
                                                  Quarter                               Quarter
                                    %             Ended                  %              Ended
                                  -----          ------------           -----          ------------

U.S. Treasury Money Fund         1.40             Dec-00               0.61             Jun-93
Money Market Fund                1.57             Sept-00              0.68             Jun-93
Tax Exempt Money Fund            0.87             Sept-00              0.66            Sept-99
Tax Free Fixed Income Fund       2.47             Mar-95              (0.94)            Mar-94


--------------------------------------------------------------------------------------------------------

Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------------------------------


                                                1 year      5 year     10 year      Life of Fund
                                              ----------  ----------------------------------------------

U.S. Treasury Money Fund*                         5.41%      4.70%                     4.29% (since 03/12/91)
Money Market Fund*                               6.00        5.20       4.77%          6.00 (since 12/12/83)
Tax Exempt Money Fund                            3.32                                  3.06 (since 02/22/99)
Tax Free Fixed Income Fund                       4.36        3.44                      3.89 (since 07/23/92)
Bond Buyer One-Year Note Index                   4.15        3.59                      3.45 (since 07/23/92)
Lehman 3-Year Municipal Index                    6.23        4.65                      4.77 (since 07/23/92)


-----------------------------------------------------------------------------------------------------------

* Total returns are subject to federal income taxes at the stockholders marginal tax rate, which may be as high as 39.6%.

FEES AND EXPENSES OF THE FUNDS
   The tables below describe the fees and expenses1 that an investor may pay if that investor buys and holds shares of the Funds.

                                SHAREHOLDER FEES
                 (Fees paid directly from an Investor's account)
                                                                All Funds
                                                              -----------------
            Maximum Sales Charge (Load)
            Imposed on Purchases                                    None
            Maximum Deferred Sales Charge (Load)                    None
            Maximum Sales Charge (Load)
            Imposed on Reinvested Dividends                         None
            Redemption Fee                                          None
            Exchange Fee                                            None


                         ANNUAL FUND OPERATING EXPENSES
                  (Expenses that are deducted from Fund assets
                     as a percentage of average net assets)



                                                                                Tax Free Short/
                                               Money        U.S. Treasury     Intermediate Fixed     Tax Exempt
                                            Market Fund      Money Fund           Income Fund        Money Fund
                                       ---------------------------------------------------------------------------
----------------------

Management Fees                                     0.10%              0.15%             0.25%                0.15
Distribution (12b-1) Fees                           None               None              None                 None
Other Expenses                                      0.42               0.40              0.58                 0.50
                                                    ----               ----              ----                 ----


  Administration Fee                       0.13%            0.100%               0.15%            0.10%
  Shareholder Servicing/Eligible

    Institution Fee                        0.25             0.225                0.25             0.25
   Other Expenses                          0.04             0.075                0.18             0.15
                                           ----             -----                ----             -----



Total Annual Fund Operating

  Expenses                                          0.52%              0.55%             0.83%                0.65%
                                                    ====               ====              ====                 ====



-----------------------------------------------------------------------------------------------------------------------------------

1  The expenses shown for the Money Market Fund include the expenses of the BBH U.S. Money Market Portfolio.


                                     EXAMPLE
   The example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Funds for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Funds' operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the Investor's costs would be:





                                     Money          U.S. Treasury      Tax Exempt       Tax Free Short/Intermediate
                                 Market Fund2        Money Fund        Money Fund            Fixed Income Fund

                            ------------------------------------------------------------------------------------------------------

1 year                               $ 53               $ 56               $ 63                    $  79
3 years                              $167               $176               $199                   $  246
5 years                              $291               $307               $346                   $  428
10 years                             $653               $689               $774                   $  954

----------------------------------------------------------------------------------------------------------------------------------


2        The example above reflect the expenses of both the Fund and the Portfolio.


----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ADVISER


The Investment Adviser to the U.S. Treasury Money Fund, the Tax Exempt Money Fund, the Tax Free Short/Intermediate Fixed Income Fund and BBH U.S. Money Market Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.
-------------------------------------------------------------------------------


   The Investment Adviser provides investment advice and portfolio management services to the Funds and the Portfolio. Subject to the general supervision of the Trustees, the Investment Adviser makes the day-to-day investment decisions, places the purchase and sale orders for the portfolio transactions, and generally manages the investments.The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At September 30, 2001, it managed total assets of approximately $37 billion.

     A team of individuals manages all four Funds' portfolios on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. Glenn E. Baker, Mr. Greg S. Steier, Mr. John Ackler, Mr. Raymond Humphrey, Ms. Debra L. Croviez and Mr. John C.G. Brownlie. Mr. Schoenfeld holds a B.A. from the University of California, Berkeley and a M.B.A from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Baker holds a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Ackler holds a B.S. from Philadelphia University and a M.B.A. from Lehigh University. He joined Brown Brothers Harriman in 1996. Prior to joining Brown Brothers Harriman, he worked for Nomura Asset Management USA Inc. Mr. Humphrey holds a B.A. from Montclair State College and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1991. Ms. Croviez holds a B.B.A. from George Washington University. She joined Brown Brothers Harriman in 1997. Prior to joining Brown Brothers Harriman, she worked for Republic National Bank. Mr. Brownlie holds a B.A. from Wheaton College. He joined Brown Brothers Harriman in 1995.


   As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser, under the Investment Advisory Agreements, the Funds pay the Investment Adviser the following annual fees, computed daily and payable monthly:

                                             Percentage
                                             of Average
                                                Daily
                                             Net Assets
                                        --------------------
BBH U.S. Money Market Portfolio                  0.10%
U.S. Treasury Money Fund                         0.15%
Tax Exempt Money Fund                            0.15%
Tax Free Short/Intermediate Fixed
  Income Fund                                    0.25%


SHAREHOLDER INFORMATION

------------------------------------------------------------------------------

NET ASSET VALUE
------------------------------------------------------------------------------


   The Trust normally determines the net asset value of each Fund every day the New York Stock Exchange is open for regular trading and the Federal Reserve banks are open for business. The U.S. Treasury Money Fund and Tax Exempt Money Fund each calculate their net asset value once daily at 12:00 P.M., New York time. The BBH U.S. Money Market Portfolio and the Tax Free Short/Intermediate Fixed Income Fund each normally calculate their net asset value once daily at 4:00 P.M., New York time. Net asset value is the value of a single share of a Fund.


   It is anticipated that the net asset value per share of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

   The Trust values the assets of the U.S. Treasury Money Fund, Tax Exempt Money Fund and the Portfolio at amortized cost, which is approximately equal to market value. The Trust values the assets in the Tax Free Short/Intermediate Fixed Income Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets of the Tax Free Short/ Intermediate Fixed Income Fund are valued at fair value in accordance with procedures established by the Trustees of the Trust.





                               PURCHASE OF SHARES

   The Trust offers shares of each Fund on a continuous basis at its net asset value without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Trust receives the purchase order, including acceptable payment for such order, prior to such calculation. The Trust then executes purchases of Fund shares at the net asset value per share next determined. Shares of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund are entitled to dividends declared on the day the Trust executes the purchase order on the books of the Trust. Shares of the Tax Free Short/Intermediate Fixed Income Fund are entitled to dividends declared on the next business day following the day the Trust executes the purchase order on the books of the Trust.

   An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

   An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through Brown Brothers Harriman, the Funds' Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares. The Trust executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Trust's Custodian, Brown Brothers Harriman, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Funds' Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

                              REDEMPTION OF SHARES

   The Trust executes your redemption request at the next net asset value calculated after the Trust receives your redemption request. Shares of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund continue to earn daily dividends declared prior to the business day that the Trust executes the redemption request on the books of the Trust. Shares of the Tax Free Short/Intermediate Fixed Income Fund continue to earn dividends declared through the business day that the Trust executes the redemption request on the books of the Trust.

   Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Trust pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

   Shareholders may redeem shares held directly in the name of a shareholder on the books of the Trust by submitting a redemption request in good order to the Trust through the Shareholder Servicing Agent. The Trust pays proceeds resulting from such redemption directly to shareholders of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund generally on the day the redemption request is executed, and in any event within seven days. The Trust pays proceeds resulting from such redemption directly to shareholders of the Tax Free Short/Intermediate Fixed Income Fund generally on the next business day after the redemption request is executed, and in any event within seven days.

   A shareholder redeeming shares should be aware that the net asset value of the shares of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed.

                            Redemptions by the Trust

   The Shareholder Servicing Agent has established a minimum account size of $100,000 for the Funds, which may be amended from time to time. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the Trust may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Trust notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

   Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

   The Trust may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

                           DIVIDENDS AND DISTRIBUTIONS

   The net income and short-term capital gains and losses of the Money Market Fund, U.S. Treasury Money Fund and Tax Exempt Money Fund, if any, are declared as a dividend daily and paid monthly. All of the Tax Free Short/Intermediate Fixed Income Fund's net investment income and a discretionary portion of any net short-term capital gains are declared as a dividend daily and paid monthly.
   Determination of each Fund's net income is made each business day immediately prior to the determination of the net asset value per share of each Fund. Net income for days other than such business days is determined at the time of the determination of the net asset value per share of each Fund on the immediately preceding business day.

   Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.


   Dividends declared are payable to shareholders of record of the Funds on the date of determination. For the U.S. Treasury Money Fund and Tax Exempt Money Fund, shares purchased through submission of a purchase order prior to 12:00 P.M., New York time on such a business day begin earning dividends on that business day. For the Money Market Fund, shares purchased through submission of a purchase order prior to 4:00 P.M., New York time on such a business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. For the Tax Free Short/Intermediate Fixed Income Fund, shares purchased through submission of a purchase order prior to 4:00 P.M., New York time on such a business day begin earning dividends on the next business day. Shares redeemed do qualify for a dividend on the business day that the redemption is executed. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends paid in cash, the Trust automatically reinvests dividends in additional Fund shares without reference to the minimum subsequent purchase requirement.


   Such shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. There are no sales charges for the reinvestment of dividends

   Substantially all of the Tax Free Short/Intermediate Fixed Income Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. The Trust may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

                                      TAXES

   Dividends of net income and net short-term capital gains, if any, are taxable to shareholders of the Money Market Fund and U.S. Treasury Money Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

   The Tax Exempt Money Fund and the Tax Free Short/Intermediate Fixed Income Fund expect that most of their net income will be attributable to interest on municipal obligations and as a result most of the Funds' dividends to shareholders will not be taxable. The non-exempt portion of dividends are taxable to shareholders of the Funds as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

   The Tax Free Short/Intermediate Fixed Income Fund's capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

   The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

   Each Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Funds since alternative investments would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

   The financial highlights table is intended to help an investor understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche llp, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

                                                                         Money Market Fund
                                                                   For the years ended June 30,
                           ------------------------------------------------------------------------------------------------------


                                                2001            2000           1999           1998           1997

                                             ----------      ----------     ----------     ----------     ----------

Net asset value, beginning of year              $1.00           $1.00          $1.00          $1.00          $1.00
   from investment operations:
   Net investment income                         0.05            0.05           0.05           0.05           0.05

Dividends to shareholders from net

  investment income                            (0.05)           (0.05)         (0.05)         (0.05)         (0.05)
                                               ------           ------         ------         ------         ------

                                            ---------      ----------     ----------     ----------     ----------
Net asset value, end of year                    $1.00           $1.00          $1.00          $1.00          $1.00
                                                =====           =====          =====          ======         ======
                                            =========      ==========     ==========     ==========     ==========


Total return(1)                                 5.57%            5.36%          4.77%          5.22%          5.07%
Ratios/supplemental data(2):
  Net assets, end of year
    (000's omitted)                        $1,449,742      $1,421,982     $1,074,741       $937,790       $917,536
   Ratio of expenses to average
     net assets(1)                              0.52%            0.53%          0.53%          0.55%          0.55%
   Ratio of net investment income
     to average net assets                      5.43%            5.29%          4.66%          5.11%          4.96%


---------------------------------------------------------------------------------------------------------------------------------


(1)Had the expense reimbursement agreement not been in place, the ratio of expenses to average net assets for the year ended June 30, 1997 would have been 0.55%. For the same period, the total return of the Fund would have been 5.07% and 5.32%, respectively. The expense reimbursement agreement was terminated on July 1, 1997.
(2)Ratios include the Fund's share of Portfolio income, expenses paid by the Portfolio and the expense offset arrangement, asappropriate.



                            U.S. Treasury Money Fund
                          For the years ended June 30,
                         ---------------------------------------------------------------------------------------------------------


                                                2001            2000           1999           1998           1997
                                                ----            ----           ----           ----           ----

                                             -----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year              $1.00           $1.00          $1.00          $1.00          $1.00
Income from investment operations:

   Net investment income                         0.05            0.05           0.04           0.05           0.04
Dividends to shareholders from
  net investment income                        (0.05)           (0.05)         (0.04)         (0.05)         (0.04)
                                               ------           ------         ------                        ------

                                            ---------      ----------     ----------     ----------     ----------
Net asset value, end of year                    $1.00           $1.00          $1.00          $1.00          $1.00
                                                ======          =====          ======         =====          =====
                                            =========      ==========     ==========     ==========     ==========

Total return                                    5.20%            4.75%          4.15%          4.78%          4.75%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)                          $186,039        $134,425       $193,222       $194,694       $160,458
  Ratio of expenses to average net
    assets                                      0.55%            0.57%         0.62%           0.56%          0.55%
  Ratio of net investment income to
    average net assets                          5.00%            4.68%         4.07%           4.70%          4.65%




                                                                                   Tax Exempt Money Fund
                                                         ------------------------------------------------------------------------


                                                         For the year ended June 30,            For the period from
                                                         --------------------------              February 22, 1999
                                                                                                 (commencement of
                                                                 2001         2000               operations) to
                                                                                                 June 30, 1999


                                           ------------------------------------------------------------

Net asset value, beginning of period                            $1.00          $1.00                    $1.00
Income from investment operations:
   Net investment income                                         0.03           0.03                     0.01
Dividends to shareholders from
   net investment income                                          (0.03)          (0.03)                  (0.01)
                                                                 ------          ------                   ------



Net asset value, end of period                                  $1.00          $1.00                    $1.00
                                                                 =====          =====                    =====



Total return(1)                                                  3.20%           3.05%                    1.03%
Ratios/Supplemental Data:
   Net assets, end of period (000's omitted)                  $199,398       $173,050                  $14,654
   Expenses as a percentage of average net assets(1)             0.65%           0.65%                    0.65%(2)
   Ratio of net investment income to average net assets          3.17%           3.24%                    2.63%(2)


-------------------------------------------------------------------------------------------------------------------------------


(1)      Had the expense  payment  agreement and expense  offset  arrangement  not been in place,  the ratio of expenses to
         average net   assets and total return would be as follows:
   Expenses paid by the Fund                                     0.62%          0.62%                     1.23%(2)
   Expense offset arrangement                                    0.03%           0.03%                    0.05%(2)
                                                                 ----            ----                     ----

                                                                               ------                   ------

   Total Expenses                                                0.65%           0.65%                    1.28%(2)
                                                                 ====            ====                     ====
   Total Return                                                  3.20%           3.05%                    0.40%

                                                                               ------                   ------

   ------                                                                      ------
(2)   Annualized.



                                                Tax Free Short/Intermediate Fixed Income Fund
                                                           For the years ended June 30,
                          ---------------------------------------------------------------------------------------------------


                                                2001            2000           1999           1998           1997
                                                ----            ----           ----           ----           ----
Net asset value, beginning of year             $10.24          $10.30         $10.40         $10.33         $10.26
Income from investment operations:
   Net investment income                         0.35            0.34           0.35           0.36           0.37
   Net realized and unrealized
     gain (loss) on investments                  0.29           (0.06)         (0.10)          0.07           0.07
Less dividends and distributions:
Dividends to shareholders from
  net investment income                        (0.35)           (0.34)         (0.35)         (0.36)         (0.37)
                                               -------          ------         ------         ------         ------

                                           ----------      ----------     ----------     ----------     ----------

Net asset value, end of year                   $10.53          $10.24         $10.30         $10.40         $10.33
                                               ======          ======         ======         ======         ======

                                           ==========      ==========     ==========     ==========     ==========

Total return                                    6.37%            2.88%          2.44%          4.25%          4.34%
Ratios/Supplemental Data:

   Net assets, end of year

     (000's omitted)                          $64,592         $78,381        $75,719        $80,160        $55,714
   Ratio of expenses to average net

     assets:

   Net expenses paid by the Fund                0.77%            0.85%          0.82%          0.78%          0.70%(1)
   Expense offset arrangement                   0.06%            0.03%          0.01%          0.02%           n/a
                                                ----             ----           ----           ----            ---

                                           ----------      ----------     ----------     ----------     ----------

      Total expenses                            0.83%            0.88%          0.83%          0.80%          0.70%
   Ratio of net investment income to
     average net assets                         3.36%            3.29%          3.37%          3.49%          3.55%
Portfolio turnover rate                           45%              22%            44%            20%            48%


-------------------------------------------------------------------------------------------------------------------------------


1 Had the expense reimbursement agreement not been in place, the ratio of expenses to average net assets for the year ended June 30, 1997, would have been 0.96%. For the same period, the total return of the Fund would have been 4.16%. The expense payment agreement terminated on July 1, 1997.


ADDITIONAL INVESTMENT INFORMATION
                                Money Market Fund

   Investment Structure. The Trust seeks to achieve the investment objective of the Money Market Fund by investing all of the Fund's assets in the Portfolio, a diversified open-end investment company having the same investment objective as the Fund. Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Trust may withdraw the Fund's investment in the Portfolio at any time as a result of changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees determines that it is otherwise in the best interests of the Fund to do so.


   Investment Securities. The Portfolio will comply with CFTC Rule 1.25 which governs the investment of customer funds as defined in the Commodity Exchange
Act:


   U.S. Government Securities. The Portfolio may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States.

     Bank Obligations. The Portfolio may invest in U.S. dollar-denominated high quality securities. These securities include negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof. The Portfolio's investments also include obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches. (The Portfolio may only invest in obligations of such non-U.S. banks if such bank has more than $500 million in total assets).

   Commercial Paper. The Portfolio may invest in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand.


   Repurchase Agreements. A repurchase agreement is an agreement in which the seller (the Lender) of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The Portfolio always receives as collateral securities which are eligible securities for the Portfolio to purchase.


   Other Obligations. Assets of the Portfolio may be invested in bonds and asset-backed securities with maturities not exceeding thirteen months, issued by U.S. corporations.


     Tax Exempt Money Fund and Tax Free Short/Intermediate Fixed Income Fund

   The following information describes the securities each Fund may purchase, the interest on which is exempt from federal income tax and the alternative minimum tax. However, other such securities not mentioned below may be purchased for each Fund if they meet the quality and maturity guidelines set forth in each Fund's investment policies.

   Municipal Bonds. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities provide interest income that is exempt from regular federal income tax, other than the alternative minimum tax. They generally meet the longer-term capital needs of their issuers and have maturities of one year or more. The Tax Exempt Money Fund may purchase Municipal Bonds with a remaining maturity of 397 days or less. These securities include:

   o General Obligation Bonds--bonds backed by the municipality's pledge of full faith, credit and taxing power.


   o Revenue Bonds--bonds backed by the revenue of a specific project, facility or tax. These include municipal water, sewer and power utilities;transportation projects; education or housing facilities; industrial development and resource recovery bonds.

   o Refunded Bonds--general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S.Government obligations that can adequately meet interest and principal payments.


   o Lease Obligation Bonds--bonds backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds.


   o Asset-Backed Bonds--bonds secured by interests in pools of municipal purchase contracts, financing leases and sales agreements. These obligations are collateralized by the assets purchased or leased by the municipality.


   o Zero Coupon Bonds--securities issued at a discount from their face value that pay all interest and principal upon maturity.


   o Participation Certificates--variable rate demand instruments that the Tax Exempt Money Fund may invest in include Participation Certificates purchased by such Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt municipal obligations (expected to be focused in Revenue Bonds) owned by such institutions or affiliated organizations. A participation certificate represents the sale by the bank of an undivided interest in a municipal obligation it owns. These certificates may be supported by a bank letter of credit or guarantee.

   Other Federal Tax-Exempt Obligations--Any other Federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Tax Exempt Money Fund would be consistent with such Fund's Investment Objectives, Investment Strategies, and permissable under Rule 2a-7 under the Investment Company Act of 1940 as amended.


   Stand-by Commitments--When the Tax Exempt Money Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at such Fund's option a specified Municipal Obligation at a specified price with same day settlement.

   Municipal Notes. Debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the alternative minimum tax. They generally meet the shorter-term capital needs of their issuers and have maturities of less than one year. These securities include:

   o Tax and Revenue Anticipation Notes--notes issued in expectation of future taxes or revenues.

   o Bond Anticipation Notes--notes issued in anticipation of the sale of long-term bonds.

   Municipal Commercial Paper--obligations issued to meet short-term working capital or operating needs.

   Variable and Floating Rate Instruments--securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice.

The 59 Wall Street
Money Market Fund
SEC file number: 811-03779
The 59 Wall Street
U.S. Treasury Money Fund
SEC file number: 811-03779
The 59 Wall Street
Tax Exempt Money Fund
SEC file number: 811-03779
The 59 Wall Street
Tax Free Short/Intermediate Fixed Income Fund SEC file number: 811-03779 More information on each Fund is available free upon request, including the following:
   o  Annual/Semi-Annual Report

Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during its last fiscal year.
   o  Statement of Additional Information

Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).
   To obtain information or make shareholder inquiries:

   o  By telephone

   1-800-625-5759
   o By mail write to the Funds' Shareholder Servicing Agent:

   Brown Brothers Harriman
   59 Wall Street
   New York, NY 10005
   o By E-mail send your request to:

   59wall@bbh.com
   o  On the Internet:

   Text-only versions of Fund documents can be viewed online or downloaded from:
         Brown Brothers Harriman
         http://www.bbh.com
         SEC
         http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                Money Market Fund
                            U.S. Treasury Money Fund
                              Tax Exempt Money Fund
                           Tax Free Short/Intermediate
                                Fixed Income Fund

                                   Prospectus

                                October 26, 2001

59ws018r

                       STATEMENT OF ADDITIONAL INFORMATION
                      THE 59 WALL STREET MONEY MARKET FUND

                   21 Milk Street, Boston, Massachusetts 02109

         The 59 Wall Street Money Market Fund (the "Fund") is a separate diversified series of The 59 Wall Street Trust, organized as a Massachusetts business trust on June 7, 1983 (the "Trust") and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a type of mutual fund commonly known as a money market fund. The Fund is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the BBH U.S. Money Market Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments. There can be no assurance that the Fund's investment objective will be achieved.


         The Annual Report of the Fund dated June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

         Brown Brothers Harriman is the investment adviser of the Portfolio (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 26 2001, a copy of which may be obtained from the Trust at the address noted above. The date of this Statement of Additional Information is October 26, 2001.

                                Table of Contents


                                                                       Page


Investments
         Investment Objective and Policies  .  .  .  .  .               3
         Investment Restrictions   .  .  .  .  .  .  .  .               7
Management

         Trustees and Officers   .  .  .  .  .                         9
         Investment Adviser  .  .  .  .  .  .  .  .  .  .              15
         Administrators.  .  .  .  .  .  .  .  .  .  .  .              16
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .              18

         Shareholder Servicing Agent,

         Financial Intermediaries and Eligible Institutions            19-20
         Custodian, Transfer and Dividend Disbursing
         Agent                                                         20
Independent Auditors                                                   20
Net Asset Value.  .  .  . . . . . . . .. . . . . . . . .               21
Computation of Performance   .  .  .  .  .  .  .                       22
Purchases and Redemptions                                              23
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                       24
Description of Shares  .  .  .  .  .  .  .  .  .                       25
Portfolio Brokerage Transactions .  .  .  .                            28
Bond, Note and Commercial Paper Ratings                                29
Additional Information. . . . . . . . . . . . . . .                    31
Financial Statements   .  .  .  .  .  .  .  .  .                       31






INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund and the Portfolio. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.

Loans of Portfolio Securities

         Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted and may be entered into for not more than one year.
Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower.
Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities of the Portfolio are not loaned to Brown Brothers Harriman or to any affiliate of the Trust, the Portfolio or Brown Brothers Harriman

U.S. Government Securities

       Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments.
Securities which are not backed by the full faith and credit of the United
States include, but are not limited to, securities of the Tennessee Valley
Authority, the Federal National Mortgage Association (FNMA), the U.S. Postal
Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the
Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing
Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage
Association (GNMA), the Farmers Home Administration and the Export-Import Bank.
There is no percentage limitation with respect to investments in U.S. Government securities.

Bank Obligations

       Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United
States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. See "Bond, Note and Commercial
Paper Ratings" in the Statement of Additional Information. There is no additional percentage limitation with respect to investments in negotiable certificates of deposit and fixed time deposits of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit and fixed time deposits that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio); however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S.
issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of Brown
Brothers Harriman, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

Commercial Paper

       Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S.
corporations which are direct parents or subsidiaries of U.S. corporations.
Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes.
Master notes are callable on demand, but are not marketable to third parties.
Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.
Any commercial paper issued by a non-U.S. corporation must be U.S.
dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S.
issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Repurchase Agreements

       A repurchase agreement is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are eligible securities for the Portfolio to purchase. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest.
Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers
Harriman & Co, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

Reverse Repurchase Agreements

       Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S.
Government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio.
This is the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Fund's net asset value of $1.00 per share.
Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of the Portfolio's assets, as defined above. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.



When-Issued and Delayed Delivery Securities

       Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Portfolio with liquid assets in an amount at least equal to such commitments.
Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments.
On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.
When-issued commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Other Obligations

       Assets of the Portfolio may be invested in bonds and asset-backed securities, with maturities not exceeding thirteen months, issued by U.S.
corporations which at the date of investment are rated within the highest short-term rating category for such obligations or the two highest long-term rating categories by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

       Assets of the Portfolio may also be invested in obligations of the International Bank for Reconstruction and Development which may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future. However, assets of the Portfolio may not be invested in obligations of the Inter-American
Development Bank or the Asian Development Bank.


INVESTMENT RESTRICTIONS

         The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities"
(as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information"). Since the investment restrictions of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investment restrictions of the Portfolio.

       As a fundamental policy, money is not borrowed by the Portfolio in an amount in excess of 10% of its assets. It is intended that money will be borrowed only from banks and only either to accommodate requests for the withdrawal of part or all of an interest while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations. Securities are not purchased for the Portfolio at any time at which the amount of its borrowings exceed 5% of its net assets.

         Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Trust, with respect to the Fund, may:

         (1) purchase securities which may not be resold to the public without registration under the Securities Act of 1933, as amended;

         (2) enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;

         (3) enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 4, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

         (4) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing. Neither the Portfolio nor the Trust on behalf of the Fund, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements (see "Other Investments - Reverse Repurchase Agreements");

         (5) enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;

         (6) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;

         (7) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer.
This limitation does not apply to issues of the U.S. Government, its agencies or instrumentalities;

         (8) make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

         (9) purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

         (10) purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

         (11) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits;

         (12)     acquire securities of other investment companies;

         (13)     act as an underwriter of securities; or

         (14) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


         The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).


         Except with respect to Investment Restriction No. 3, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         Non-Fundamental Restrictions. The Portfolio or the Trust, on behalf of the Fund, may not as a matter of operating policy (except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the
Fund): (i) purchase more than 10% of all outstanding debt obligations of any one issuer (other than securities issued by the U.S. government, its agencies instrumentalities); or (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities. These policies are not fundamental and may be changed without shareholder or investor approval.

         Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

TRUSTEES AND OFFICERS

       The Trust's Trustees, in addition to supervising the actions of the Trust's Administrator and Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Portfolio's Trustees, in addition to supervising the actions of the Portfolio's Investment Adviser and Administrator, as set forth below, decide upon matters of general policy with respect to the Portfolio.

       Because of the services rendered to the Portfolio by the Investment
Adviser and to the Trust and the Portfolio by their respective Administrators, the Trust and the Portfolio require no employees, and their respective officers, other than the Chairmen, receive no compensation from the Fund or the Portfolio.

         The Trustees and executive officers of the Trust and the Portfolio, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

TRUSTEES OF THE TRUST AND THE PORTFOLIO


         J.V.  SHIELDS,  JR.* (5) (aged 63) - Chairman of the Board and Trustee;
Trustee of The 59 Wall Street Trust;  Director of The 59 Wall Street Fund, Inc.;
Trustee of the BBH  Portfolios(1)  (since October 1999);  Director of BBH Common
Settlement  Fund,  Inc. (since August 2000);  Director of BBH Common  Settlement
Fund II, Inc. (since May 2001); Managing Director,  Chairman and Chief Executive
Officer of Shields & Company;  Chairman of Capital Management Associates,  Inc.;
Director of Flowers Industries,  Inc.(2).  Vice Chairman and Trustee of New York
Racing Association. His business address is Shields & Company, 140 Broadway, New
York, NY 10005.

         EUGENE P. BEARD(4)  (aged 66) - Trustee;  Trustee of The 59 Wall Street
Trust;  Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios
(since October 1999); Director of BBH Common Settlement Fund, Inc. (since August
2000);  Director  of BBH  Common  Settlement  Fund II,  Inc.  (since  May 2001);
Executive Vice President - Finance and  Operations of The  Interpublic  Group of
Companies.  His business  address is The Interpublic  Group of Companies,  Inc.,
1271 Avenue of the Americas, New York, NY 10020.

         DAVID P.  FELDMAN(4)(5)  (aged 61) -  Trustee;  Trustee  of The 59 Wall
Street  Trust;  Director of The 59 Wall Street  Fund,  Inc.;  Trustee of the BBH
Portfolios  (since October 1999);  Director of BBH Common  Settlement Fund, Inc.
(since August 2000);  Director of BBH Common Settlement Fund II, Inc. (since May
2001);  Retired;  Vice  President  and  Investment  Manager  of AT&T  Investment
Management  Corporation  (prior to October  1997);  Director  of Dreyfus  Mutual
Funds,  Jeffrey Co. and Heitman  Financial.  His business address is 3 Tall Oaks
Drive, Warren, NJ 07059.

         ALAN G.  LOWY(4)  (aged 62) - Trustee;  Trustee  of The 59 Wall  Street
Trust;  Director of The 59 Wall Street Fund, Inc.; Trustee of the BBH Portfolios
(since October 1999); Director of BBH Common Settlement Fund, Inc. (since August
2000); Director of BBH Common Settlement Fund II, Inc. (since May 2001); Private
Investor;  Secretary of the Los Angeles  County Board of  Investments  (prior to
March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER(4) (aged 62) - Trustee;  Trustees of The 59 Wall
Street  Trust;  Director of The 59 Wall Street  Fund,  Inc.;  Trustee of the BBH
Portfolios  (since October 1999);  Director of BBH Common  Settlement Fund, Inc.
(since August 2000);  Director of BBH Common Settlement Fund II, Inc. (since May
2001); Retired,  Executive Vice President and Chief Financial Officer of Richard
K.  Mellon and Sons  (prior to June  1998);  Treasurer  of Richard  King  Mellon
Foundation  (prior to June 1998);  Vice  President  of the  Richard  King Mellon
Foundation;  Trustee, R.K. Mellon Family Trusts; General Partner,  Mellon Family
Investment  Company IV, V and VI; Director of Aerostructures  Corporation (since
1996) (2). His business  address is 195  Darlington  Rector Road,  Ligonier,  PA
15658.


         RICHARD L.  CARPENTER(4)  (5) (aged 68) - Trustee (since October 1999);
Trustee of The 59 Wall Street Trust  (since  October  1999);  Director of The 59
Wall Street Fund,  Inc.  (since  October 1999);  Trustee of the BBH  Portfolios;
Trustee of Dow Jones Islamic Market Index Portfolio (since March 1999); Director of BBH Common Settlement Fund, Inc. (since August 2000); Director of BBH Common
Settlement Fund II, Inc. (since May 2001); Trustee of Islamic Global Equity Fund
(since August  2001);  Retired;  Director of  Investments,  Pennsylvania  Public
School Employees' Retirement System (prior to December 1997). His business address is 10820 North La Quinta Drive, Tucson, AZ 85737.

         CLIFFORD A. CLARK(4) (aged 71) - Trustee (since October 1999); Trustee of The 59 Wall Street Trust (since October 1999); Director of The 59 Wall Street
Fund, Inc. (since October 1999);  Trustee of the BBH Portfolios;  Trustee of Dow
Jones Islamic Market Index Portfolio (since March 1999);  Director of BBH Common
Settlement  Fund,  Inc. (since August 2000);  Director of BBH Common  Settlement
Fund II, Inc.  (since May 2001);  Trustee of Islamic  Global  Equity Fund (since
August 2001);  Retired.  His business address is 42 Clowes Drive,  Falmouth,  MA
02540.

         J. ANGUS IVORY(4) (aged 69) - Trustee (since October 1999);  Trustee of
The 59 Wall Street Trust (since  October  1999);  Director of The 59 Wall Street
Fund,  Inc. (since October 1999);  Trustee of the BBH Portfolios  (since October
1999);  Trustee of Dow Jones Islamic Market Index Portfolio  (since March 1999);
Director of BBH Common  Settlement  Fund, Inc.  (since August 2000);  Trustee of
Islamic  Global  Equity  Fund  (since  November  2000);  Director  of BBH Common
Settlement Fund II, Inc. (since May 2001);  Retired;  Director of Brown Brothers
Harriman  Ltd.,  subsidiary of Brown  Brothers  Harriman;  Director of Old Daily
Saddlery;  Advisor, RAF Central Fund; Committee Member, St. Thomas Hospital Pain
Clinic (since 1999). His businesss address is Greenway Farm, Tockenham,  Windon,
Wiltshire, SN4 7PP England



OFFICERS OF THE TRUST AND THE PORTFOLIO


         PHILIP W.  COOLIDGE  (aged 50) -  President;  President  of The 59 Wall
Street  Trust,  The 59 Wall Street Fund,  Inc.,  the BBH  Portfolios,  Dow Jones
Islamic Market Index Portfolio (since March 1999),  BBH Common  Settlement Fund,
Inc.  (since August 2000),  Islamic Global Equity Fund (since November 2000) and
BBH Common  Settlement Fund II, Inc. (since May 2001);  Chief Executive  Officer
and  President  of  Signature   Financial   Group,   Inc.   ("SFG"),   Signature
Broker-Dealer  Services,  Inc. ("SBDS"), 59 Wall Street Distributors,  Inc. ("59
Wall Street  Distributors")  and 59 Wall Street  Administrators,  Inc. ("59 Wall
Street Administrators").

         LINWOOD C. DOWNS (aged 40) - Treasurer; Treasurer of The 59 Wall Street
Trust,  The 59 Wall Street Fund,  Inc.,  the BBH  Portfolios,  Dow Jones Islamic
Market Index  Portfolio  (since March 1999),  BBH Common  Settlement  Fund, Inc.
(since August 2000),  Islamic  Global Equity Fund (since  November 2000) and BBH
Common  Settlement  Fund II, Inc.  (since May 2001);  Senior Vice  President and
Treasurer of SFG;  Treasurer of SBDS,  59 Wall Street  Distributors  and 59 Wall
Street Administrators.

         CHRISTINE  D. DORSEY  (aged 31) -  Secretary;  Secretary of The 59 Wall
Street  Trust,  The 59 Wall Street Fund,  Inc.,  the BBH  Portfolios,  Dow Jones
Islamic Market Index Portfolio (since March 1999),  BBH Common  Settlement Fund,
Inc.  (since August 2000),  Islamic Global Equity Fund (since November 2000) and
BBH Common  Settlement  Fund II, Inc.  (since May 2001);  Vice President of SFG;
Secretary  of  SBDS,   59  Wall  Street   Administrators   and  59  Wall  Street
Distributors.

         SUSAN  JAKUBOSKI   (aged  37)  -  Assistant   Treasurer  and  Assistant
Secretary;  Assistant  Treasurer and  Assistant  Secretary of The 59 Wall Street
Trust,  The 59 Wall Street Fund,  Inc.,  the BBH  Portfolios,  Dow Jones Islamic
Market Index  Portfolio  (since March 1999),  BBH Common  Settlement  Fund, Inc.
(since August 2000),  Islamic  Global Equity Fund (since  November 2000) and BBH
Common Settlement Fund II, Inc. (since May 2001); Assistant Treasurer, Assistant
Secretary and Vice President of Signature Financial Group (Cayman) Limited; Vice
President of SFG; Assistant  Treasurer and Assistant  Secretary of SBDS, 59 Wall
Street Administrators and 59 Wall Street Distributors.

         KATE T. ALEN  (aged 41) -  Assistant  Secretary  of The 59 Wall  Street
Trust (since August 2001), The 59 Wall Street Fund, Inc. (since August 2001), the BBH Portfolios (since August 2001), Dow Jones Islamic Market Index Portfolio
(since August  2001),  BBH Common  Settlement  Fund,  Inc.  (since August 2001),
Islamic  Global Equity Fund (since August 2001) and BBH Common  Settlement  Fund
II, Inc. (since August 2001); Vice President of Signature  Financial Group, Inc.
(since February 2001); Associate, Dechert (prior to February 2001).


-------------------------


         * Mr. Shields is an "interested person" of the Trust and the Portfolio because of his affiliation with a registered broker-dealer. Except for Mr.
Shields, no Trustee is an "interested person" of the Trust or the Portfolio as that term is defined in the 1940 Act.


(1)      The  BBH  Portfolios   consist  of  the  following  active   investment
         companies:  BBH U.S. Money Market Portfolio,  BBH International  Equity
         Portfolio,  BBH U.S. Equity  Portfolio,  BBH European Equity Portfolio,
         BBH  Pacific  Basin  Equity  Portfolio,  BBH High  Yield  Fixed  Income
         Portfolio,  BBH Broad  Market  Fixed  Income  Portfolio  and BBH Global
         Equity Portfolio and the following inactive investment  companies:  BBH
         U.S.  Balanced Growth  Portfolio and BBH U.S.  Intermediate  Tax-Exempt
         Bond Portfolio.

(2)      Shields & Company,  Capital  Management  Associates,  Inc.  and Flowers
         Industries,   Inc.,  with  which  Mr.  Shields  is  associated,  are  a
         registered broker-dealer and a member of the New York Stock Exchange, a
         registered   investment  adviser,   and  a  diversified  food  company,
         respectively.

(3)      Richard K. Mellon and Sons, Richard King Mellon Foundation, R.K. Mellon
         Family  Trusts,  Mellon  Family  Investment  Company  IV,  V and VI and
         Aerostructures Corporation, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a trust, an investment company and an aircraft manufacturer, respectively.


(4)      These Trustees are members of the Audit Committee of the Trust,  The 59
         Wall Street  Fund,  Inc.,  BBH  ComSetSM,  BBH  ComSetSM II and the BBH
         Portfolios. The Audit Committees held four meetings during the last fiscal year.

(5) These Trustees are members of the Valuation Committees of the Trust, The 59 Wall Street Fund, Inc., BBH ComSetSM, BBH ComSetSM II and the
         BBH Portfolios. The Valuation Committees held two meetings during the last fiscal year.

         The address of each officer of the Trust is 21 Milk Street, Boston, Massachusetts 02109. Messrs. Coolidge and Downs, and Mss. Dorsey and Jakuboski also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.





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Trustees of the Trust and the Portfolio

         The Trustees of the Trust and the Portfolio receive a base annual fee of $15,000 (except the Chairmen who receive a base annual fee of $20,000) and such base annual fee is allocated among all series of the Trust, all series of The 59 Wall Street Fund, Inc. and the Portfolios and any other active Portfolios having the same Board of Trustees based upon their respective net assets. In addition, each series of the Trust and The 59 Wall Street Fund, Inc., the Portfolios and any other active Portfolios which has commenced operations pays an annual fee to each Trustee of $1,000.

                                                  Pension or                                     Total
                           Aggregate              Retirement                                     Compensation
                           Compensation           Benefits Accrued          Estimated Annual     from Fund and
Name of Person,            from the Fund          as Part of                Benefits upon        Fund Complex*
Position                   and the Portfolio      Fund Expenses             Retirement           Paid to Trustees



J.V. Shields, Jr.,           $14,681                   none                      none              $38,500
Trustee

Eugene P. Beard,            $11,511                   none                       none              $33,500
Trustee

Richard L. Carpenter,      $11,511                   none                       none              $33,500
Trustee

Clifford A. Clark,          $11,511                   none                      none               $33,500
Trustee

David P. Feldman,          $11,511                   none                       none              $33,500
Trustee

J. Angus Ivory,            $11,511                   none                       none             $33,500
Trustee

Alan G. Lowy,              $11,511                   none                       none             $33,500
Trustee

Arthur D. Miltenberger,    $11,511                   none                       none              $33,500
Trustee




         * The Fund Complex consists of the Trust, The 59 Wall Street Fund, Inc.
(which currently consists of eight series) and the eight Portfolios.


         By virtue of the responsibilities assumed by Brown Brothers Harriman under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Fund, and by Brown Brothers Harriman Trust Company under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the Trust nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Trust or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.


         As of September 30, 2001, the Trustees and officers of the Trust and the Portfolio as a group owned less than 1% of the outstanding shares of the Trust and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date, no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund except QBE Reinsurance owned 120,387,000 (7.51%) shares of the Fund. Partners of Brown Brothers Harriman and their immediate families owned 56,711,570 (3.59%) shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 516,170,411 (39.63%) shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.


INVESTMENT ADVISER

         Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.


         The Investment Advisory Agreement between Brown Brothers Harriman and the Portfolio is dated December 15, 1993, as amended and restated July 1, 2000, and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940
Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on November 9, 2000. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Portfolio (see "Additional Information").

         With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.10% of the Portfolio's average daily net assets. Prior to July 1, 2000, the investment advisory fee paid to the Investment Adviser was calculated daily and paid monthly at an annual rate equal to 0.15% of the Portfolio's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999, the Portfolio incurred $1,833,120, $1,974,749 and $1,593,123, respectively, for advisory services.


       The investment advisory services of Brown Brothers Harriman to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

       Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

       Pursuant to license agreements between Brown Brothers Harriman and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman, only if Brown Brothers Harriman does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

         Pursuant to a license agreement between the Portfolio and Brown Brothers Harriman dated May 9, 2000, the Portfolio may continue to use in its name BBH. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Portfolio upon the expiration or earlier termination of any investment advisory agreement between the Portfolio and Brown Brothers Harriman Termination of the agreement would require the Portfolio to change its name to eliminate all reference to BBH.

ADMINISTRATORS

         Brown Brothers Harriman acts as Administrator of the Trust and Brown Brothers Harriman Trust Company, LLC acts as Administrator of the Portfolio. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman

       In its capacity as Administrator of the Trust, Brown Brothers Harriman administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Transfer and Dividend Disbursing Agent;
(iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the Securities and Exchange Commission.

       Brown Brothers Harriman Trust Company, LLC in its capacity as Administrator of the Portfolio, administers all aspects of the Portfolio's operations subject to the supervision of the Portfolio's Trustees except as set forth above under "Investment Adviser". In connection with its responsibilities as Administrator for the Portfolio and at its own expense, Brown Brothers Harriman Trust Company, LLC (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission, and the preparation of tax returns for the Portfolio and reports to investors and the Securities and Exchange Commission.


         For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company, LLC as Administrator of the Portfolio, Brown Brothers Harriman Trust Company, LLC receives from the Portfolio an annual fee, computed daily and payable monthly, equal to 0.035% of the Portfolio's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999, the Portfolio incurred $642,049, $460,775 and $371,729, respectively, for administrative services.
         The Administration Agreements between the Trust and Brown Brothers Harriman (dated November 1, 1993) and between the Portfolio and Brown Brothers Harriman Trust Company, LLC (dated March 1, 1999) will remain in effect for two years from such respective date and thereafter, but only so long as each such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Independent Trustees last approved the Trust's Administration Agreement and the Portfolio's Administration Agreement on November 9, 2000. Each agreement will terminate automatically if assigned by either party thereto and is terminable with respect to the Trust or the Portfolio at any time without penalty by a vote of a majority of the Trustees of the Trust or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be. The Trust's Administration Agreement is terminable by the Trustees of the Trust or shareholders of the Trust on 60 days' written notice to Brown Brothers Harriman The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Trust or the Portfolio, as the case may be.

       For the services rendered to the Trust and related expenses borne by Brown Brothers Harriman, as Administrator of the Trust, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.095% of the Fund's average daily net assets. For the fiscal years ended June 30, 2001, 2000 and 1999 the Fund incurred $1,386,048, $980,250 and
$795,988, respectively, for administrative services.


       Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman, 59 Wall Street Administrators performs such subadministrative duties for the Trust as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. SFG is not affiliated with Brown Brothers Harriman 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

       Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman Trust Company, 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") performs such subadministrative duties for the Portfolio as are from time to time agreed upon by the parties. 59 Wall Street Administrator's subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees of and investors in the Portfolio, and other functions that would otherwise be performed by the Administrator of the Portfolio as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Portfolio.

DISTRIBUTOR

       59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Trust pays for the preparation, printing and filing of copies of the Trust's registration statement and the Fund's prospectus as required under federal and state securities laws.


       The Distribution Agreement (dated August 31, 1990) between the Trust and 59 Wall Street Distributors remains in effect for two years from the date of its execution and therafter, but only so long as the continuance of such agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was most recently approved by the Independent Trustees of the Trust on February 20, 2001 The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The Distribution Agreement is terminable with respect to the Fund by the Trust's Trustees or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Trust.


       59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.


SHAREHOLDER SERVICING AGENT

       The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.


FINANCIAL INTERMEDIARIES


         From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS

       The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution, as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

       Brown Brothers Harriman, 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Fund and the Portfolio.

       As Custodian for the Fund, it is responsible for holding the Fund's assets (i.e., cash and the Fund's interest in the Portfolio) pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the net asset value and net income per share of the Fund.

       As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

       Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

       Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund and Portfolio.

NET ASSET VALUE

         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust and the Portfolio employ specific investment policies and procedures to accomplish this result.

         The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. The value of the Fund's investment in the Portfolio is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business.

       The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held by the Portfolio fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Portfolio would receive if the security were sold.

       Pursuant to a rule of the Securities and Exchange Commission, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Fund's shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Portfolio have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Portfolio, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees of the Portfolio will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Portfolio will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the value of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

         Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Portfolio determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Portfolio; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days; (iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

         It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.


COMPUTATION OF PERFORMANCE


         The current and effective yields of the Fund may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. The Fund's current yield for the seven-day calendar period ended June 30, 2001 was 3.67%. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the Fund's effective annualized yield for the seven-day calendar period ended June 30, 2001 was 3.77%


         The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Portfolio, changes in interest rates on investments, and the Fund's expenses during the period.

         Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

       The Fund's "yield" and "effective yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Fund's investment results as used in such communications are calculated in the manner set forth below.

       The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


PURCHASES AND REDEMPTIONS

          A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.


       Redemptions from the Fund are processed once a completed account application with a certified taxpayer identification number has been received.


       In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

         The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.


FEDERAL TAXES

         Dividends of net income and net short-term capital gains, if any, are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These distributions are not eligible for the dividends-received deduction allowed to corporate shareholders.


         Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held by the Portfolio for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         To maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

       Other Taxes. The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

       Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

       This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of the Trust's Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of four series.

       Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee of the Trust. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

         Stock certificates are not issued by the Trust.

       The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

       The Trustees of the Trust themselves have the power to alter the number and the terms of office of the Trustees of the Trust, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees of the Trust have been elected by the shareholders.


       The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

       The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

       Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

       Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

         The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

PORTFOLIO BROKERAGE TRANSACTIONS

         Brown Brothers Harriman, as Investment Adviser for the Portfolio, places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

         On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

       Although the Portfolio generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable.

       Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Portfolio are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Portfolio regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Portfolio's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio and or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities.


BOND, NOTE AND COMMERCIAL PAPER RATINGS

       There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio); however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of Brown Brothers Harriman, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.
         Bond Ratings

Moody's Investors Service, Inc. ("Moody's")

         Aaa - Bonds rated Aaa are judged to be of the "best quality". Issues rated Aaa may be further modified by the numbers 1, 2 or 3 (3 being the highest) to show relative strength within the rating category.

Standard & Poor's Corporation ("S&P")

         AAA - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

         Note and Variable Rate Investment Ratings

         Moody's - MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

         S&P - SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

         Corporate Commercial Paper Ratings

         Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

         S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

         Other Considerations

         Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt;
(vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

       Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman

       The Trust may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Trust were unable to accomplish either, the Trustees will determine the best course of action.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

         A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.

FINANCIAL STATEMENTS


         The Annual Report of the Fund dated June 30, 2001 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided without charge to each person receiving this Statement of Additional Information.

                                     PART C
                               OTHER INFORMATION


ITEM 23.  EXHIBITS:

(a)(i)      Amended and Restated Declaration of Trust of the Registrant (11)

(a)(ii)     Designation of Series of The 59 Wall Street U.S. Treasury Money
            Fund (11)

(a)(iii) Designation of Series of The 59 Wall Street Tax Free Short/ Intermediate Fixed Income Fund (11)

(a)(iv)     Designation of Series of The 59 Wall Street Tax Exempt Money
            Fund (13)

(b)      By-Laws of the Registrant (11)

(c)      Not Applicable

(d)(i)   Advisory Agreement with respect to The 59 Wall Street Money
         Market Fund (7)

(d)(ii) Advisory Agreement with respect to The 59 Wall Street U.S. Treasury Money Fund (8)

(d)(iii) Advisory Agreement with respect to The 59 Wall Street Tax Free Short/ Intermediate Fixed Income Fund (9)

(d)(iv) Advisory Agreement with respect to The 59 Wall Street Tax Exempt Money Fund (13)

(e)      Distribution Agreement (2)

(f)      Not Applicable

(g)(i)(a) Custody Agreement (1)

(g)(ii)  Transfer Agency Agreement (1)

(g)(ii)(a) Transfer Agency Agreement with Forum Financial Services, LLC. (16)


(h)(i)   Amended and Restated Administration Agreement (7)

(h)(i)(a) Appendix A to Administration Agreement (15)

(h)(i)(b) Administration Agreement with Brown Brothers Harriman Trust
          Co. LLC (17)

(h)(ii)  Subadministrative Services Agreement (7)

(h)(iii) License Agreement (2)

(h)(iv)  Shareholder Servicing Agreement (7)

(h)(iv)(a) Appendix A to Shareholder Servicing Agreement (15)

(h)(v)   Eligible Institution Agreement (7)

(h)(v)(a) Appendix A to Eligible Institution Agreement (15)

(h)(vi)    Expense Reimbursement Agreement with respect to The
           59 Wall Street Money Market Fund (7)

(h)(vii)   Expense Reimbursement Agreement with respect to The
           59 Wall U.S. Treasury Money Fund (8)

(h)(viii)  Expense Reimbursement Agreement with respect to The
           59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (9)

(h)(ix)    Expense Reimbursement Agreement with respect to The
           59 Wall Street Tax Exempt Money Fund (13)

(i)        Opinion of Counsel (including consent) (10)


(j) Consent of independent auditors with respect to The 59 Wall Street Money Market Fund and
           BBH U.S. Money Market Portfolio (17)

(k)       Not Applicable

(l)       Purchase Agreement (1)

(m)       Not Applicable

(n)       Not Applicable

(p)       Not Applicable for The 59 Wall Street Money Market Fund.

18       Powers of Attorney (12)



(1)      Filed with Amendment No. 1 to this Registration Statement on
         October 28, 1983.
(2) Filed with Amendment No. 10 to this Registration Statement on August 31, 1990.
(3) Filed with Amendment No. 11 to this Registration Statement on February 14, 1991.
(4) Filed with Amendment No. 14 to this Registration Statement on June 15, 1992.
(5) Filed with Amendment No. 15 to this Registration Statement on October 26, 1992.
(6) Filed with Amendment No. 16 to this Registration Statement on October 26, 1992.
(7) Filed with Amendment No. 17 to this Registration Statement on Septemebr 3, 1993.
(8) Filed with Amendment No. 18 to this Registration Statement on September 3, 1993.
(9) Filed with Amendment No. 19 to this Registration Statement on September 3, 1993.
(10) Filed with Amendment No. 28 to this Registration Statement on October 31, 1994.
(11) Filed with Amendment No. 30 to this Registration Statement on October 27, 1995.
(12) Filed with Amendment No. 33 to this Registration Statement on October 31, 1996.
(13) Filed with Amendment No. 41 to this Registration Statement on November 30, 1998.
(14) Filed with Amendment No. 48 to this Registration Statement on October 29, 1999.
(15) Filed with Amendment No. 57 to this Registration Statement on June 30, 2000.
(16) Filed with Amendment No. 60 to this Registration Statement on September 29, 2000.
(17)     Filed herewith.



ITEM 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


         See "Trustees and Officers" in the Statement of Additional Information filed as part of this Registration Statement.

ITEM 25.          INDEMNIFICATION.


         As permitted by Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VII of the Registrant's By-Laws, officers, Trustees, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 5 of the Distribution Agreement, 59 Wall Street Distributors, Inc., as Distributor of shares of each series of the Registrant, may be indemnified against certain liabilities which it may incur. Such Article VII of the By-Laws and Section 5 of the Distribution Agreement are hereby incorporated by reference in their entirety.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the Registrant or the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The investment adviser of the Registrant's Money Market Fund, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

        To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 27.          PRINCIPAL UNDERWRITERS.

         (a) 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and its affiliates also serve as administrator and/or distributor to other registered investment companies.

         (b) Set forth below are the names, principal business addresses and positions of each Director and officer of 59 Wall Street Distributors. The principal business address of these individuals is c/o 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, MA
                  02109. Unless otherwise specified, no officer or Director of 59 Wall Street Distributors serves as an officer or Trustee of the Registrant.


PHILIP W. COOLIDGE: President, Chief Executive Officer and Director of 59 Wall Street Distributors. President of Registrant.

CHRISTINE D. DORSEY: Secretary of 59 Wall Street Distributors. Secretary of the Registrant.

LINWOOD C. DOWNS:Treasurer of 59 Wall Street Distributors. Assistant Treasurer of the Registrant.

SUSAN JAKUBOSKI: Assistant Treasurer and Assistant Secretary of 59 Wall Street Distributors. Assistant Treasurer and Assistant Secretary of the Registrant.

ROBERT G. DAVIDOFF: Director of 59 Wall Street Distributors; CMNY Capital, L.P., 135 East 57th Street, New York, NY 10022.

DONALD S. CHADWICK: Director of 59 Wall Street Distributors; 4609 Bayard Street, Apartment 411, Pittsburgh, PA 15213.

LEEDS HACKETT: Director of 59 Wall Street Distributors; Hackett Associates Limited, 1260 Avenue of the Americas, 12th Floor, New York, NY 10020.

LAURENCE B. LEVINE: Director of 59 Wall Street Distributors; Blair Corporation, 250 Royal Palm Way, Palm Beach, FL 33480.

     (c) Not Applicable.

ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS.


         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of:

         The 59 Wall Street Trust
         59 Wall Street Distributors, Inc.
         59 Wall Street Administrators, Inc.
         21 Milk Street
         Boston, MA 02109
         (subadministrator and distributor)

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
         (investment adviser)

         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, MA  02109
         (custodian)

         Forum Financial Services, LLC
         Two Portland Square
         Portland, ME  04101
         (transfer agent)


ITEM 29.          MANAGEMENT SERVICES.

         Other than as set forth under the caption "Management of the Trust" in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.          UNDERTAKINGS.

         (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, Massachusetts on the 26th day of October, 2001.

THE 59 WALL STREET TRUST

By /s/PHILIP W. COOLIDGE
   (Philip W. Coolidge, President)

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

SIGNATURE                   TITLE


                           Trustee and
/s/JOSEPH V. SHIELDS, JR.  Chairman of the Board
(J.V. Shields, Jr.)

                           President (Principal
/s/PHILIP W. COOLIDGE      Executive Officer)
(Philip W. Coolidge)


/s/EUGENE P. BEARD         Trustee
(Eugene P. Beard)


/s/DAVID P. FELDMAN        Trustee
(David P. Feldman)


/s/ARTHUR D. MILTENBERGER  Trustee
(Arthur D. Miltenberger)


/s/ALAN G. LOWY            Trustee
(Alan G. Lowy)

/s/RICHARD L. CARPENTER     Trustee
(Richard L. Carpenter)


/s/CLIFFORD A. CLARK         Trustee
(Clifford A. Clark)


/s/J. ANGUS IVORY            Trustee
(J. Angus Ivory)

                          Treasurer (Principal
/s/LINWOOD C. DOWNS       Financial and Principal
(Linwood C. Downs)        Accounting Officer)

                                   SIGNATURES


       BBH U.S. Money Market Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A ("Registration Statement") of The 59 Wall Street Trust (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, Massachusetts on the 26th day of October, 2001.


BBH U.S. MONEY MARKET PORTFOLIO


By: /s/PHILIP W. COOLIDGE
    (Philip W. Coolidge, President)

         Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

SIGNATURE                                    TITLE

                                             President
/s/PHILIP W. COOLIDGE                       (Principal Executive Officer)
(Philip W. Coolidge)


/s/RICHARD L. CARPENTER                      Trustee
(Richard L. Carpenter)


/s/CLIFFORD A. CLARK                         Trustee
(Clifford A. Clark)


/s/DAVID M. SEITZMAN                         Trustee
(David M. Seitzman)


/s/JOSEPH V. SHIELDS, JR.                    Trustee
(J.V. Shields, Jr.)


/s/EUGENE P. BEARD                           Trustee
(Eugene P. Beard)


/s/DAVID P. FELDMAN                          Trustee
(David P. Feldman)


/s/ARTHUR D. MILTENBERGER                    Trustee
(Arthur D. Miltenberger)


/s/ALAN G. LOWY                              Trustee
(Alan G. Lowy)


/s/J. ANGUS IVORY                            Trustee
(J. Angus Ivory)

                                             Treasurer (Principal Financial
/s/LINWOOD C. DOWNS                          Officer and Principal
(Linwood C. Downs)                           Accounting Officer) of the
                                             Portfolio